Intangible assets (Tables)	12 Months Ended
Dec. 31, 2017
Disclosure Of Intangible Assets [Abstract]
Schedule of Detailed Information of Intangible Assets

in USD ‘000	2017	2016
Net book value as at January 1	16,608	16,857
Additions	5,000	—
Amortization charge	—	—
Currency translation effects	—	(249)
Net book value as at December 31	21,608	16,608
Total cost	21,608	16,608
Accumulated amortization	—	—